                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 7, 2005
                                                  ---------------


                             ABERCROMBIE & FITCH CO.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                             1-12107                                31-1469076
  -------------------------------         ------------------------            ---------------------------------
  (State or other jurisdiction of         (Commission File Number)            (IRS Employer Identification No.)
           incorporation)

                     6301 Fitch Path, New Albany, Ohio 43054
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               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

         On April 7, 2005, Abercrombie & Fitch Co. (the "Registrant") issued a news release reporting net sales and comparable store sales for the five-week period ended April 2, 2005 and the fiscal year-to-date. A copy of the April 7, 2005 news release is furnished as Exhibit 99 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

         (c) Exhibits:

             Exhibit No.        Description
             -----------        -----------

                 99             News Release Issued by Abercrombie & Fitch Co.
                                on April 7, 2005

         The information in this Current Report on Form 8-K, including Exhibit 99 furnished herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, unless the Registrant specifically states that it is to be so incorporated by reference.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ABERCROMBIE & FITCH CO.


Dated: April 11, 2005                By: /s/ Susan J. Riley
                                        ----------------------------------------
                                        Susan J. Riley
                                        Senior Vice President-Chief
                                        Financial Officer

                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                               Dated April 7, 2005

                             Abercrombie & Fitch Co.


        Exhibit No.        Description
        -----------        -----------

            99             News Release Issued by Abercrombie & Fitch Co. on
                           April 7, 2005